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                                                                    EXHIBIT 99.2

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                               OCEAN ENERGY, INC.,
                             A DELAWARE CORPORATION,
                            AS SUCCESSOR BY MERGER TO
                               OCEAN ENERGY, INC.,
                              A TEXAS CORPORATION,
                            AS SUCCESSOR BY MERGER TO
                               OCEAN ENERGY, INC.,
                             A DELAWARE CORPORATION,
                                   AS ISSUER,

                               OCEAN ENERGY, INC.,
                            A LOUISIANA CORPORATION,
                            AS SUBSIDIARY GUARANTOR,

                                       AND

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 AS SUCCESSOR TO
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   AS TRUSTEE

                              --------------------

                          SECOND SUPPLEMENTAL INDENTURE

                             DATED AS OF MAY 9, 2001

                                       TO

                                    INDENTURE

                            DATED AS OF JULY 8, 1998

                              --------------------

                          8 1/4% SENIOR NOTES DUE 2018





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                          SECOND SUPPLEMENTAL INDENTURE

         SECOND SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of May 9, 2001, by and among Ocean Energy, Inc., a Delaware corporation (the "COMPANY"), as successor to Ocean Energy, Inc. (formerly known as Seagull Energy Corporation), a Texas corporation (the "OLD OCEAN"), Ocean Energy, Inc., a Louisiana corporation and wholly-owned subsidiary of the Company ("OEI SUB"), as subsidiary guarantor, and Wells Fargo Bank Minnesota, National Association, as successor to Norwest Bank Minnesota, National Association, as trustee (the "TRUSTEE").

                                    RECITALS

         WHEREAS, under the terms of an Agreement and Plan of Merger, dated as of November 24, 1988 as amended by Amendment No. 1 thereto, dated as of December 9, 1998, by and between Ocean Energy, Inc., a Delaware corporation ("OLD OEI"), and Old Ocean, Old OEI merged with and into Old Ocean, with Old Ocean as the surviving entity; and

         WHEREAS, Old OEI, as issuer, and OEI-Sub, as subsidiary guarantor, executed and delivered to the Trustee the Indenture, dated as of July 8, 1998 (the "JULY INDENTURE"), providing for the issuance of an aggregate principal amount of $125,000,000 of 8 1/4% Senior Notes due 2018; and

         WHEREAS, Old Ocean, as successor to Old OEI, and OEI Sub, as subsidiary guarantor, delivered the First Supplemental Indenture, dated as of March 30, 1999 (the "FIRST SUPPLEMENTAL INDENTURE;" together with the July Indenture, the "INDENTURE"), to the Trustee, in which Old Ocean expressly assumed all the obligations of and was substituted for Old OEI under the July Indenture; and

         WHEREAS, under the terms of an Agreement and Plan of Merger, dated as of March 30, 2001 (the "MERGER AGREEMENT"), by and between Old Ocean and the Company, Old Ocean has merged with and into the Company, with the Company as the surviving entity; and

         WHEREAS, in connection with the Merger Agreement, the Company desires to assume all of Old Ocean's obligations under the Indenture, as required under
Section 5.01 thereof; and

         WHEREAS, OEI Sub is a wholly owned subsidiary of the Company and acts as a Subsidiary Guarantor under the Indenture; and

         WHEREAS, under Section 9.01(b) of the Indenture, the Company, the Subsidiary Guarantor and the Trustee may enter into one or more supplemental indentures without the consent of any Holders to provide for the assumption of Old Ocean's obligations under the Indenture by a Successor upon the merger of Old Ocean.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, OEI Sub and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
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         1. Definitions. Capitalized terms used herein without definition have the meanings assigned to them in the Indenture. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires, the words "herein," "hereof" and "hereby" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. Assumption by the Company. The Company hereby (i) expressly assumes all the obligations of Old Ocean under the Indenture and the Notes, and (ii) becomes substituted for, and may exercise every right and power of, Old Ocean under the Indenture with the same effect as if the Company had originally been named as the issuer of the Notes under the Indenture.

         3. Change of Corporate Name. Any and all references in the Indenture and Notes to Old OEI, Old Ocean, or the "Company," will be deemed henceforth to refer to Ocean Energy, Inc., a Delaware corporation.

         4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. This Supplemental Indenture forms a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered will be bound hereby. All prior designations by Old Ocean of "Restricted Subsidiaries," "Subsidiary Guarantors," or "Unrestricted Subsidiaries" or other designations shall continue in effect until changed by the Company in accordance with the Indenture as modified by this Supplemental Indenture.

         5. Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF, WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

         6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

         8. Effect of Headings. The Section headings herein are for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

                            [Signature Page Follows]




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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                    OCEAN ENERGY, INC., a Delaware corporation

                                   By:      /s/ Stephen A. Thorington
                                         ---------------------------------------
                                         Stephen A. Thorington,
                                         Senior Vice President - Finance,
                                         Treasury & Corporate Development


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Trustee


                                    By:     /s/ Michael T. Lechner
                                         ---------------------------------------
                                         Name:  Michael T. Lechner


                                    SUBSIDIARY GUARANTOR:

                                    OCEAN ENERGY, INC., a Louisiana corporation


                                   By:      /s/ William L. Transier
                                         ---------------------------------------
                                         Name:  William L. Transier
                                         Title: Executive Vice President and
                                                Chief Financial Officer




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